EXHIBIT 99.1

[GRAPHIC]

$1,723,750,000

(Approximate)

NovaStar Mortgage, Inc.

Seller and Servicer

NovaStar Mortgage Funding Corporation

Depositor

NovaStar Home Equity Loan Asset-Backed Certificates, Series 2004-1

DISCLAIMER

Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the NovaStar Home Equity Loan Asset-Backed Certificates, Series 2004-1. The Series Term Sheet has been prepared by the underwriter based on collateral information provided by NovaStar Mortgage, Inc. (“NovaStar”) for informational purposes only and is subject to modification or change. Although NovaStar provided the underwriter with certain information regarding the characteristics of the related collateral pool, it did not participate in the preparation of the Series Term Sheet. The information and assumptions contained therein are preliminary and will be superseded by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Wachovia Capital Markets, LLC (“Wachovia Securities”) does not make any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet. This cover sheet is not part of the Series Term Sheet.

A Registration Statement (including a base prospectus) relating to the Asset-Backed Certificates has been filed with the Securities and Exchange Commission. The final Prospectus Supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the related securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

[GRAPHIC] WACHOVIA SECURITIES	[GRAPHIC] RBS Greenwich Capital

Co-Lead Underwriters

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NovaStar Home Equity Loan Asset-Backed Certificates, Series 2004-1

Initial Mortgage Loans

DESCRIPTION OF THE INITIAL MORTGAGE LOANS

AS OF THE STATISTICAL CALCULATION DATE

# of Mortgage Loans	4,673
Aggregate Outstanding Prn. Bal.	$676,277,012.30
Aggregate Original Prn Bal.	$676,972,890.77

	Minimum	Maximum	Average
Outstanding Principal Balance	$12,272.95	$998,974.60	$144,720.10
Original Principal Balance	$12,300.00	$999,999.00	$198,924.91

	Minimum	Maximum	Weighted Average
Original LTV Ratio	5.000%	100.000%	82.043%
Original CLTV Ratio	10.000%	100.000%	83.173%
Mortgage Rate	4.125%	13.000%	7.543%
Original Term (Months)	120	360	352
Remaining Term (Months)	118	360	350
Seasoning (Months)	0	62	2
Credit Score	476	802	622

	Earliest	Latest
Origination Date	12/9/1998	2/5/2004
Maturity Date	1/1/2014	3/1/2034

(ARM Loan Characteristics)

# of ARM Loans	3,528
Aggregate Outstanding Prn. Bal.	$547,998,011.41
Aggregate Original Prn Bal.	$548,505,107.27

	Minimum	Maximum	Average
Outstanding Principal Balance	$19,989.84	$998,974.60	$155,328.23
Original Principal Balance	$20,000.00	$999,999.00	$207,568.29

	Minimum	Maximum	Weighted Average
Margin	0.010%	11.000%	6.427%
Maximum Mortgage Rate	4.125%	11.500%	7.506%
Minimum Mortgage Rate	4.125%	11.500%	7.505%
Initial Rate Cap	1.000%	3.000%	2.991%
Periodic Rate Cap	1.000%	2.000%	1.001%
Months to Next Adjustment	5	57	24

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[GRAPHIC] WACHOVIA SECURITIES		[GRAPHIC] RBS Greenwich Capital

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Product Type	% of Aggregate Principal Balance
Fully Amortizing Fixed Rate	17.77
Fixed Rate Balloon	1.20
Subtotal - (Total Fixed Rate)	18.97
Fully Amortizing Adjustable Rate	81.03
Total:	100

Property Type	% of Aggregate Principal Balance
SINGLE FAMILY RESIDENCE	74.42
PUD	13.93
CONDO	6.14
MULTI UNIT	5.51
Total:	100

Occupancy Status	% of Aggregate Principal Balance
PRIMARY	94.41
INVESTMENT NOO	4.54
SECONDARY	1.05
Total:	100

Loan Purpose	% of Aggregate Principal Balance
CASH OUT	61.03
PURCHASE	31.16
REFINANCE	7.81
Total:	100

MI Provider	% of Aggregate Principal Balance

No Provider	72.86
MGIC	27.09
PMI	0.05
RADIAN	0.01
Total:	100

Documentation Type	% of Aggregate Principal Balance
FULL	49.99
STATED	40.11
NO DOC	7.35
LIMITED	2.56
Total:	100

3
[GRAPHIC] WACHOVIA SECURITIES		[GRAPHIC] RBS Greenwich Capital

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Location	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
California	754	$158,090,293.27	23.38%
Florida	817	106,387,818.36	15.73
Ohio	282	29,906,741.95	4.42
Virginia	158	25,760,100.12	3.81
Michigan	198	25,241,213.19	3.73
Georgia	175	24,015,997.64	3.55
Texas	210	23,566,379.29	3.48
New York	106	19,137,145.90	2.83
Washington	113	19,124,320.85	2.83
Pennsylvania	164	17,028,857.21	2.52
Colorado	94	16,705,123.76	2.47
North Carolina	128	16,389,263.46	2.42
Illinois	81	14,499,584.74	2.14
Maryland	95	14,434,590.06	2.13
Nevada	93	13,768,530.90	2.04
Arizona	93	13,463,728.10	1.99
Massachusetts	56	13,019,444.03	1.93
Louisiana	113	11,927,860.56	1.76
Missouri	90	10,586,267.69	1.57
Connecticut	63	10,498,800.74	1.55
Tennessee	101	10,075,398.91	1.49
South Carolina	69	8,186,986.77	1.21
Oregon	60	8,109,406.42	1.20
Indiana	64	6,284,667.89	0.93
District of Columbia	32	5,733,575.41	0.85
Mississippi	48	5,208,956.95	0.77
Oklahoma	56	5,214,622.65	0.77
Kentucky	44	5,049,319.10	0.75
New Hampshire	26	4,344,944.25	0.64
New Jersey	19	3,397,490.53	0.50
Arkansas	34	3,119,736.59	0.46
Alabama	35	3,028,243.72	0.45
Kansas	30	2,971,409.67	0.44
Minnesota	22	2,890,464.36	0.43
Utah	20	2,794,837.93	0.41
Delaware	13	2,411,399.48	0.36
Maine	19	2,391,130.50	0.35
Wisconsin	17	2,204,708.00	0.33
Idaho	19	2,127,856.07	0.31
Rhode Island	7	1,400,270.70	0.21
New Mexico	11	1,127,254.61	0.17
West Virginia	11	1,027,323.80	0.15
Montana	5	912,835.68	0.13
Iowa	8	749,626.57	0.11
Nebraska	6	570,411.67	0.08
South Dakota	5	442,032.81	0.07
Wyoming	4	471,586.19	0.07
Vermont	3	269,440.83	0.04
North Dakota	2	209,012.42	0.03

Total:	4,673	$676,277,012.30	100.00%

4
[GRAPHIC] WACHOVIA SECURITIES		[GRAPHIC] RBS Greenwich Capital

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Property Type	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
Single Family Residence	3,574	$503,266,934.61	74.42%
PUD	578	94,223,277.86	13.93
Condo	301	41,505,333.57	6.14
Multi-Unit	220	37,281,466.26	5.51

Total:	4,673	$676,277,012.30	100.00%

Use of Proceeds	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
Cashout	2,802	$412,701,741.19	61.03%
Purchase	1,484	210,729,435.42	31.16
Rate/Term Refinance	387	52,845,835.69	7.81

Total:	4,673	$676,277,012.30	100.00%

Occupancy Status	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
Primary	4,353	$638,488,529.90	94.41%
Investment (Non Owner Occupied)	275	30,720,182.20	4.54
Secondary	45	7,068,300.20	1.05

Total:	4,673	$676,277,012.30	100.00%

5
[GRAPHIC] WACHOVIA SECURITIES		[GRAPHIC] RBS Greenwich Capital

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Documentation	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
Full	2,533	$338,079,722.12	49.99%
Stated Income	1,668	271,222,567.60	40.11
No Documentation	366	49,682,396.56	7.35
Limited Documentation	106	17,292,326.02	2.56

Total:	4,673	$676,277,012.30	100.00%

Grade	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
M1	2,455	$361,414,880.78	53.44%
Alt A	974	143,993,513.23	21.29
M2	921	127,684,000.81	18.88
M3	218	27,779,781.61	4.11
M4	100	13,878,994.45	2.05
A	3	943,960.59	0.14
FICO Enhanced	1	317,365.86	0.05
A+	1	264,514.97	0.04

Total:	4,673	$676,277,012.30	100.00%

Delinquency Status	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
Current	4,114	$591,418,872.38	87.45%
1 to 30	555	84,051,950.38	12.43
31 to 60	1	178,072.96	0.03
61 to 90	2	575,957.13	0.09
91 to 120	1	52,159.45	0.01

Total:	4,673	$676,277,012.30	100.00%

6
[GRAPHIC] WACHOVIA SECURITIES		[GRAPHIC] RBS Greenwich Capital

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Range of Original Combined Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
5.01 to 10.00	1	$134,877.96	0.02%
15.01 to 20.00	1	149,778.89	0.02
20.01 to 25.00	4	365,749.75	0.05
25.01 to 30.00	11	735,039.89	0.11
30.01 to 35.00	9	587,279.14	0.09
35.01 to 40.00	22	1,932,002.42	0.29
40.01 to 45.00	18	2,503,887.33	0.37
45.01 to 50.00	48	5,561,294.49	0.82
50.01 to 55.00	61	7,924,573.85	1.17
55.01 to 60.00	110	16,920,870.21	2.50
60.01 to 65.00	150	21,511,237.66	3.18
65.01 to 70.00	246	35,653,768.50	5.27
70.01 to 75.00	369	54,959,801.68	8.13
75.01 to 80.00	963	143,980,833.41	21.29
80.01 to 85.00	523	80,381,335.31	11.89
85.01 to 90.00	1,056	159,436,883.75	23.58
90.01 to 95.00	452	70,347,059.38	10.40
95.01 to 100.00	629	73,190,738.68	10.82

Total:	4,673	$676,277,012.30	100.00%

7
[GRAPHIC] WACHOVIA SECURITIES		[GRAPHIC] RBS Greenwich Capital

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Range of Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
0.01 to 50,000.00	338	$12,359,971.77	1.83%
50,000.01 to 100,000.00	1,283	99,034,412.63	14.64
100,000.01 to 150,000.00	1,343	166,560,024.48	24.63
150,000.01 to 200,000.00	787	136,087,878.48	20.12
200,000.01 to 250,000.00	407	90,629,201.89	13.40
250,000.01 to 300,000.00	227	62,032,632.06	9.17
300,000.01 to 350,000.00	149	48,055,729.75	7.11
350,000.01 to 400,000.00	60	22,465,620.36	3.32
400,000.01 to 450,000.00	32	13,646,809.40	2.02
450,000.01 to 500,000.00	31	14,968,711.89	2.21
500,000.01 to 550,000.00	4	2,125,055.95	0.31
550,000.01 to 600,000.00	5	2,877,573.27	0.43
600,000.01 to 650,000.00	2	1,297,193.30	0.19
650,000.01 to 700,000.00	1	663,273.21	0.10
750,000.01 to 800,000.00	1	756,690.18	0.11
800,000.01 to 850,000.00	1	817,259.08	0.12
850,000.01 to 900,000.00	1	900,000.00	0.13
950,000.01 to 1,000,000.00	1	998,974.60	0.15

Total:	4,673	$676,277,012.30	100.00%

Range of Remaining Terms (Months)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
109 to 120	3	$207,578.89	0.03%
169 to 180	430	29,457,919.77	4.36
229 to 240	27	3,110,820.18	0.46
289 to 300	2	203,913.81	0.03
349 to 360	4,211	643,296,779.65	95.12

Total:	4,673	$676,277,012.30	100.00%

8
[GRAPHIC] WACHOVIA SECURITIES		[GRAPHIC] RBS Greenwich Capital

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Range of Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
476 to 500	1	$77,947.13	0.01%
501 to 525	174	24,599,971.22	3.64
526 to 550	579	74,461,216.12	11.01
551 to 575	546	73,780,461.34	10.91
576 to 600	605	85,867,750.63	12.70
601 to 625	631	97,812,918.15	14.46
626 to 650	624	97,142,281.47	14.36
651 to 675	559	84,706,943.19	12.53
676 to 700	431	64,457,033.95	9.53
701 to 725	251	38,096,079.21	5.63
726 to 750	160	20,702,533.08	3.06
751 to 775	77	10,125,638.41	1.50
776 to 800	34	4,272,824.16	0.63
801 to 825	1	173,414.24	0.03

Total:	4,673	$676,277,012.30	100.00%

Range of Current Interest Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
4.001 to 4.500	1	$316,105.16	0.05%
4.501 to 5.000	16	3,807,956.92	0.56
5.001 to 5.500	52	10,236,197.29	1.51
5.501 to 6.000	209	45,567,596.91	6.74
6.001 to 6.500	425	73,859,166.42	10.92
6.501 to 7.000	802	132,954,638.67	19.66
7.001 to 7.500	674	105,919,628.31	15.66
7.501 to 8.000	735	108,392,956.97	16.03
8.001 to 8.500	463	61,016,029.82	9.02
8.501 to 9.000	477	57,880,934.21	8.56
9.001 to 9.500	275	32,234,806.68	4.77
9.501 to 10.000	232	24,614,021.91	3.64
10.001 to 10.500	97	9,348,256.67	1.38
10.501 to 11.000	82	4,665,660.90	0.69
11.001 to 11.500	25	1,379,271.07	0.20
11.501 to 12.000	35	1,444,063.01	0.21
12.001 to 12.500	8	329,235.46	0.05
12.501 to 13.000	65	2,310,485.92	0.34

Total:	4,673	$676,277,012.30	100.00%

9
[GRAPHIC] WACHOVIA SECURITIES		[GRAPHIC] RBS Greenwich Capital

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Range of Current Interest Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
4.001 to 4.500	1	$316,105.16	0.05%
4.501 to 5.000	16	3,807,956.92	0.56
5.001 to 5.500	52	10,236,197.29	1.51
5.501 to 6.000	209	45,567,596.91	6.74
6.001 to 6.500	425	73,859,166.42	10.92
6.501 to 7.000	802	132,954,638.67	19.66
7.001 to 7.500	674	105,919,628.31	15.66
7.501 to 8.000	735	108,392,956.97	16.03
8.001 to 8.500	463	61,016,029.82	9.02
8.501 to 9.000	477	57,880,934.21	8.56
9.001 to 9.500	275	32,234,806.68	4.77
9.501 to 10.000	232	24,614,021.91	3.64
10.001 to 10.500	97	9,348,256.67	1.38
10.501 to 11.000	82	4,665,660.90	0.69
11.001 to 11.500	25	1,379,271.07	0.20
11.501 to 12.000	35	1,444,063.01	0.21
12.001 to 12.500	8	329,235.46	0.05
12.501 to 13.000	65	2,310,485.92	0.34

Total:	4,673	$676,277,012.30	100.00%

Initial Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
1.000	4	$605,094.89	0.11%
2.000	20	3,724,519.10	0.68
3.000	3,504	543,668,397.42	99.21

Total:	3,528	$547,998,011.41	100.00%

Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
1.000	3,527	$547,663,580.67	99.94%
2.000	1	334,430.74	0.06

Total:	3,528	$547,998,011.41	100.00%

10
[GRAPHIC] WACHOVIA SECURITIES		[GRAPHIC] RBS Greenwich Capital

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Range of Maximum Loan Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
11.001 to 11.500	2	$446,803.98	0.08%
11.501 to 12.000	17	3,961,576.69	0.72
12.001 to 12.500	45	9,124,624.12	1.67
12.501 to 13.000	145	32,876,375.28	6.00
13.001 to 13.500	267	49,628,287.20	9.06
13.501 to 14.000	543	92,168,641.38	16.82
14.001 to 14.500	470	79,075,190.70	14.43
14.501 to 15.000	532	84,004,805.95	15.33
15.001 to 15.500	330	48,390,129.06	8.83
15.501 to 16.000	368	47,314,601.51	8.63
16.001 to 16.500	226	28,414,657.32	5.19
16.501 to 17.000	168	20,693,053.41	3.78
17.001 to 17.500	71	8,300,418.83	1.51
17.501 to 18.000	48	5,808,331.67	1.06
18.001 to 18.500	35	3,956,113.14	0.72
18.501 to 19.000	28	4,585,500.34	0.84
19.001 to 19.500	37	5,333,566.49	0.97
19.501 to 20.000	40	7,251,033.01	1.32
20.001 to 20.500	37	5,269,394.27	0.96
20.501 to 21.000	25	2,479,040.34	0.45
21.001 to 21.500	22	3,082,978.71	0.56
21.501 to 22.000	20	2,004,207.76	0.37
22.001 to 22.500	20	1,546,218.97	0.28
22.501 to 23.000	15	1,179,332.34	0.22
23.001 to 23.500	5	409,267.35	0.07
23.501 to 24.000	7	431,196.27	0.08
24.001 to 24.500	1	41,577.70	0.01
24.501 to 25.000	4	221,087.62	0.04

Total:	3,528	$547,998,011.41	100.00%

11
[GRAPHIC] WACHOVIA SECURITIES		[GRAPHIC] RBS Greenwich Capital

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Range of Minimum Loan Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
4.001 to 4.500	1	$316,105.16	0.06%
4.501 to 5.000	15	3,665,492.37	0.67
5.001 to 5.500	47	9,181,501.28	1.68
5.501 to 6.000	165	36,458,809.03	6.65
6.001 to 6.500	324	58,863,313.04	10.74
6.501 to 7.000	625	106,013,610.38	19.35
7.001 to 7.500	532	86,377,819.40	15.76
7.501 to 8.000	579	89,604,234.25	16.35
8.001 to 8.500	366	51,238,850.24	9.35
8.501 to 9.000	381	48,330,904.31	8.82
9.001 to 9.500	229	28,402,229.91	5.18
9.501 to 10.000	161	19,615,542.87	3.58
10.001 to 10.500	62	6,989,645.94	1.28
10.501 to 11.000	31	2,112,894.18	0.39
11.001 to 11.500	10	827,059.05	0.15

Total:	3,528	$547,998,011.41	100.00%

Next Interest Rate Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
2004 August	2	$368,618.44	0.07%
2005 December	103	15,883,860.48	2.90
2005 July	1	183,979.69	0.03
2005 November	278	36,580,217.49	6.68
2005 October	10	1,473,581.16	0.27
2006 December	5	779,461.11	0.14
2006 February	2,022	322,407,591.69	58.83
2006 January	722	112,123,762.27	20.46
2006 March	55	8,037,982.55	1.47
2006 November	36	4,596,557.09	0.84
2006 October	1	65,547.28	0.01
2006 September	1	334,430.74	0.06
2007 February	186	27,781,694.45	5.07
2007 January	83	13,065,824.74	2.38
2007 March	9	1,404,080.00	0.26
2008 December	3	708,409.95	0.13
2008 November	11	2,202,412.28	0.40

Total:	3,528	$547,998,011.41	100.00%

12
[GRAPHIC] WACHOVIA SECURITIES		[GRAPHIC] RBS Greenwich Capital

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Range of Gross Margins (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
0.001 to 0.500	1	$104,448.60	0.02%
2.501 to 3.000	1	334,430.74	0.06
3.001 to 3.500	1	161,782.74	0.03
3.501 to 4.000	10	2,526,067.92	0.46
4.001 to 4.500	59	11,574,605.04	2.11
4.501 to 5.000	191	32,214,187.73	5.88
5.001 to 5.500	447	76,740,513.99	14.00
5.501 to 6.000	536	93,504,668.53	17.06
6.001 to 6.500	546	88,656,423.28	16.18
6.501 to 7.000	511	79,725,586.51	14.55
7.001 to 7.500	428	63,831,873.42	11.65
7.501 to 8.000	385	51,544,589.32	9.41
8.001 to 8.500	247	31,054,044.42	5.67
8.501 to 9.000	115	11,521,895.42	2.10
9.001 to 9.500	45	4,093,122.85	0.75
9.501 to 10.000	4	331,060.96	0.06
10.501 to 11.000	1	78,709.94	0.01

Total:	3,528	$547,998,011.41	100.00%

Fixed Rate Loan Types	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
FR30	678	$94,288,960.90	73.50%
FR15	235	21,290,492.89	16.60
BALL15	194	8,107,952.85	6.32
FR20	25	2,925,658.08	2.28
Fixed Rate 30 Year IO	9	1,306,602.92	1.02
FR25	2	203,913.81	0.16
FR10	2	155,419.44	0.12

Total:	1,145	$128,279,000.89	100.00%

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[GRAPHIC] WACHOVIA SECURITIES		[GRAPHIC] RBS Greenwich Capital

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.

Adjustable Rate Loan Types	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
ARM 2/28 - 6 Month LIBOR	3,052	$464,617,725.14	84.78%
ARM 3/27 - 6 Month LIBOR	305	43,194,848.02	7.88
ARM 2/28 IO	139	32,073,250.19	5.85
ARM 3/27 IO	15	4,498,316.65	0.82
ARM 5/25	14	2,910,822.23	0.53
ARM - 6 Month LIBOR	2	368,618.44	0.07
ARM 3YR	1	334,430.74	0.06

Total:	3,528	$547,998,011.41	100.00%

Lien Position	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
First Lien	4,431	$666,715,621.28	98.59%
Second Lien	242	9,561,391.02	1.41

Total:	4,673	$676,277,012.30	100.00%

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[GRAPHIC] WACHOVIA SECURITIES		[GRAPHIC] RBS Greenwich Capital